INVESTOR FINANCIAL SUPPLEMENT
March 31, 2020

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of April 27, 2020
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A+	A2
	Maxum Casualty Insurance Company	A+	Not Rated "NR"	NR
	Maxum Indemnity Company	A+	NR	NR
	Navigators Insurance Company	A+	A	NR
	Navigators Specialty Insurance Company	A+	A	NR
	Navigators International Insurance Company Ltd.	A	A	NR
	Assurances Continentales – Continentale Verzekeringen NV	NR	A-	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Maxum Casualty Insurance Company and Maxum Indemnity Company ratings are on stable outlook at A.M. Best
http://www.thehartford.com	- Navigators Insurance Company and Navigators Specialty Insurance Company are on positive outlook at A.M. Best and on stable outlook at Standard and Poor's
- Navigators International Insurance Co. Ltd. is on stable outlook at A.M. Best and Standard and Poor's
- Assurances Continentales - Continentale Verzekeringen, a Belgium domiciled insurance subsidiary, is on stable outlook at Standard and Poor's

Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa1
Contact:	Commercial paper	AMB-1	A-2	P-2
Susan Spivak Bernstein	Preferred stock	bbb	BBB-	Baa3
Senior Vice President	Junior subordinated debentures	bbb	BBB-	Baa2
Investor Relations
Phone (860) 547-6233

- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PS G", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Underwriting Ratios and Results	9
	Commercial Lines Income Statements	10
	Commercial Lines Income Statements (Continued)	11
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Income Statements	14
	Personal Lines Income Statements (Continued)	15
	Personal Lines Underwriting Ratios	16
	Personal Lines Supplemental Data	17
	Personal Lines Supplemental Data (Continued)	18
	P&C Other Operations Income Statements	19

GROUP BENEFITS	Income Statements	20
	Supplemental Data	21

HARTFORD FUNDS	Income Statements	22
	Asset Value Rollforward - Assets Under Management By Asset Class	23

CORPORATE	Income Statements	24

INVESTMENTS	Investment Earnings Before Tax - Consolidated	25
	Investment Earnings Before Tax - Property & Casualty	26
	Investment Earnings Before Tax - Group Benefits	27
	Net Investment Income	28
	Components of Net Realized Capital Gains (Losses)	29
	Composition of Invested Assets	30
	Invested Asset Exposures	31

APPENDIX	Basis of Presentation and Definitions	32
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
HIGHLIGHTS
Net income	$273	$548	$535	$372	$630
Net income available to common stockholders [1]	$268	$543	$524	$372	$625
Core earnings *	$485	$522	$548	$485	$507
Total revenues	$4,956	$5,361	$5,347	$5,092	$4,940
Total assets	$68,724	$70,817	$70,256	$69,472	$63,324
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$0.75	$1.51	$1.45	$1.03	$1.74
Core earnings*	$1.35	$1.45	$1.52	$1.34	$1.41
Diluted earnings per common share
Net income available to common stockholders	$0.74	$1.49	$1.43	$1.02	$1.71
Core earnings*	$1.34	$1.43	$1.50	$1.33	$1.39
Weighted average common shares outstanding (basic)	358.5	360.5	361.4	361.4	360.0
Dilutive effect of stock compensation	2.6	3.8	4.0	3.2	3.3
Dilutive effect of warrants	—	—	—	0.5	1.4
Weighted average common shares outstanding and dilutive potential common shares (diluted)	361.1	364.3	365.4	365.1	364.7
Common shares outstanding	357.9	359.6	361.0	361.6	360.9
Book value per common share	$41.72	$44.32	$43.61	$41.37	$38.81
Per common share impact of accumulated other comprehensive income [2]	2.68	(0.15)	(0.59)	0.54	2.45
Book value per common share (excluding AOCI)*	$44.40	$44.17	$43.02	$41.91	$41.26
Book value per diluted share	$41.42	$43.85	$43.13	$41.00	$38.36
Per diluted share impact of AOCI	2.65	(0.14)	(0.58)	0.55	2.43
Book value per diluted share (excluding AOCI)*	$44.07	$43.71	$42.55	$41.55	$40.79
Common shares outstanding and dilutive potential common shares	360.5	363.4	365.0	364.8	365.1
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income (loss) available to common stockholders' ROE ("Net income (loss) ROE")	11.8%	14.4%	12.0%	11.8%	13.5%
Core earnings ROE*	13.3%	13.6%	12.3%	11.7%	11.5%

[1]	Net income available to common stockholders includes the impact of preferred stock dividends.

[2]
Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, and pension and other postretirement plan adjustments.

[3]	For reconciliation of Net income (loss) ROE to Core earnings ROE, see Appendix, page 35.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Earned premiums	$4,391	$4,423	$4,394	$4,166	$3,940
Fee income	320	331	330	326	314
Net investment income	459	503	490	488	470
Net realized capital gains (losses)	(231)	63	89	80	163
Other revenues	17	41	44	32	53
Total revenues	4,956	5,361	5,347	5,092	4,940
Benefits, losses and loss adjustment expenses	2,916	2,939	2,914	2,934	2,685
Amortization of deferred acquisition costs ("DAC")	437	438	437	392	355
Insurance operating costs and other expenses	1,176	1,224	1,167	1,141	1,048
Loss on extinguishment of debt	—	—	90	—	—
Loss on reinsurance transaction	—	—	—	91	—
Interest expense	64	65	67	63	64
Amortization of other intangible assets	19	19	19	15	13
Total benefits, losses and expenses	4,612	4,685	4,694	4,636	4,165
Income before income taxes	344	676	653	456	775
Income tax expense (benefit)	71	128	118	84	145
Net income	273	548	535	372	630
Preferred stock dividends	5	5	11	—	5
Net income available to common stockholders	268	543	524	372	625
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	232	(62)	(88)	(79)	(160)
Loss on extinguishment of debt, before tax	—	—	90	—	—
Loss on reinsurance transaction, before tax	—	—	—	91	—
Integration and transaction costs associated with acquired business, before tax [1]	13	21	29	31	10
Change in loss reserves upon acquisition of a business, before tax	—	—	—	97	—
Change in deferred gain on retroactive reinsurance, before tax [2]	29	16	—	—	—
Income tax expense (benefit) [3]	(57)	4	(7)	(27)	32
Core earnings	$485	$522	$548	$485	$507

[1]
The three month period ended March 31, 2020 included Navigators Group acquisition integration costs of $8 and integration costs related to the 2017 acquisition of Aetna's group benefits business of $5. Integration costs for first quarter 2019 relate to the 2017 acquisition of Aetna's group benefits business.

[2]
As of March 31, 2020, the Company has cumulatively ceded $136 of losses to the Navigators adverse development cover ("Navigators ADC") that reinsures adverse development on Navigators' 2018 and prior accident year reserves, including $29 ceded in first quarter 2020. Of the $136 of cumulative losses ceded, $45 of the ceded losses has been recognized as a deferred gain within other liabilities since the Navigators ADC has been accounted for as retroactive reinsurance and cumulative losses ceded exceed the ceded premium paid of $91. As the Company has ceded $136 of the $300 available limit, there is $164 of remaining limit available as of March 31, 2020.

[3]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net income (loss):
Commercial Lines	$121	$302	$336	$191	$363
Personal Lines	98	66	94	62	96
P&C Other Operations	5	9	18	11	23
Property & Casualty ("P&C")	224	377	448	264	482
Group Benefits	104	159	146	113	118
Hartford Funds	36	41	40	38	30
Sub-total	364	577	634	415	630
Corporate	(91)	(29)	(99)	(43)	—
Net income	273	548	535	372	630
Preferred stock dividends	5	5	11	—	5
Net income available to common stockholders	$268	$543	$524	$372	$625

Core earnings (losses):
Commercial Lines	$262	$292	$303	$304	$274
Personal Lines	117	61	87	55	82
P&C Other Operations	11	7	15	8	16
P&C	390	360	405	367	372
Group Benefits	115	161	141	115	122
Hartford Funds	44	40	39	38	28
Sub-total	549	561	585	520	522
Corporate	(64)	(39)	(37)	(35)	(15)
Core earnings	$485	$522	$548	$485	$507

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE		CONSOLIDATED
	Mar 31 2020	Dec 31 2019	Mar 31 2020	Dec 31 2019	Mar 31 2020	Dec 31 2019	Mar 31 2020	Dec 31 2019	Mar 31 2020	Dec 31 2019
Investments
Fixed maturities, available-for-sale, at fair value	$30,130	$31,294	$9,732	$10,310	$28	$25	$315	$519	$40,205	$42,148
Fixed maturities, at fair value using the fair value option	6	8	2	3	—	—	—	—	8	11
Equity securities, at fair value	862	1,295	72	85	68	67	153	210	1,155	1,657
Mortgage loans	3,050	2,944	1,303	1,271	—	—	—	—	4,353	4,215
Limited partnerships and other alternative investments	1,524	1,463	315	295	—	—	—	—	1,839	1,758
Other investments	113	123	8	7	24	31	149	159	294	320
Short-term investments	1,306	1,476	313	361	194	185	692	899	2,505	2,921
Total investments [1]	36,991	38,603	11,745	12,332	314	308	1,309	1,787	50,359	53,030
Cash [1]	190	163	10	13	6	8	5	1	211	185
Restricted cash	83	72	7	5	—	—	—	—	90	77
Premiums receivable and agents’ balances, net	4,041	3,901	513	483	—	—	4	—	4,558	4,384
Reinsurance recoverables, net [2]	5,025	4,954	254	253	—	—	317	320	5,596	5,527
DAC	759	726	50	51	9	8	—	—	818	785
Deferred income taxes	34	(168)	(107)	(179)	5	6	570	640	502	299
Goodwill	780	780	723	723	181	181	229	229	1,913	1,913
Property and equipment, net	995	1,011	84	86	13	14	69	70	1,161	1,181
Other intangible assets	498	541	509	519	10	10	11	—	1,028	1,070
Other assets	1,299	1,328	332	309	75	99	782	630	2,488	2,366
Total assets	$50,695	$51,911	$14,120	$14,595	$613	$634	$3,296	$3,677	$68,724	$70,817
Unpaid losses and loss adjustment expenses [3]	$28,373	$28,261	$8,202	$8,256	$—	$—	$7	$—	$36,582	$36,517
Reserves for future policy benefits [2]	—	—	409	411	—	—	220	224	629	635
Other policyholder funds and benefits payable [2]	—	—	464	459	—	—	294	296	758	755
Unearned premiums	6,766	6,596	42	39	—	—	2	—	6,810	6,635
Debt	—	—	—	—	—	—	4,349	4,848	4,349	4,848
Other liabilities	1,717	2,384	328	422	203	227	2,082	2,124	4,330	5,157
Total liabilities	36,856	37,241	9,445	9,587	203	227	6,954	7,492	53,458	54,547
Common stockholders' equity, excluding AOCI	13,388	13,520	4,501	4,547	410	407	(2,410)	(2,590)	15,889	15,884
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	451	1,150	174	461	—	—	(1,582)	(1,559)	(957)	52
Total stockholders' equity	13,839	14,670	4,675	5,008	410	407	(3,658)	(3,815)	15,266	16,270
Total liabilities and equity	$50,695	$51,911	$14,120	$14,595	$613	$634	$3,296	$3,677	$68,724	$70,817

[1]
Corporate includes fixed maturities, cash, and short-term investments of $840 and $1.2 billion as of March 31, 2020 and December 31, 2019, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.

[2]	Corporate includes reserves and reinsurance recoverables for run-off structured settlement and terminal funding agreement liabilities.

[3]
On December 1, 2018 the Company acquired Y-Risk, LLC ("Y-Risk"), a business of the Company that provides insurance for businesses in the sharing and on-demand economy. As of March, 31 2020, Corporate includes reserves related to Y-Risk which were formerly reported in P&C.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
DEBT
Short-term debt	$—	$500	$500	$500	$499
Senior notes	3,260	3,259	3,257	2,961	2,678
Junior subordinated debentures	1,089	1,089	1,089	1,089	1,089
Total debt	$4,349	$4,848	$4,846	$4,550	$4,266
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$15,889	$15,884	$15,530	$15,156	$14,891
Preferred stock	334	334	334	334	334
AOCI	(957)	52	214	(198)	(885)
Total stockholders’ equity	$15,266	$16,270	$16,078	$15,292	$14,340
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$19,615	$21,118	$20,924	$19,842	$18,606
Total capitalization, excluding AOCI, net of tax	$20,572	$21,066	$20,710	$20,040	$19,491
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	22.2%	23.0%	23.2%	22.9%	22.9%
Total debt to capitalization, excluding AOCI	21.1%	23.0%	23.4%	22.7%	21.9%
Total debt and preferred stock to capitalization, including AOCI	23.9%	24.5%	24.8%	24.6%	24.7%
Total debt and preferred stock to capitalization, excluding AOCI	22.8%	24.6%	25.0%	24.4%	23.6%
Total rating agency adjusted debt to capitalization [1] [2]	25.6%	26.1%	26.6%	26.6%	25.7%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	5.4:1	9.8:1	9.7:1	10.1:1	11.9:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability, the Company's rental expense on operating leases and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $1.0 billion and $0.8 billion as of March 31, 2020 and 2019, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.

[3]
Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
MARCH 31, 2020

	P&C	GROUP BENEFITS
U.S. statutory net income [1][5]	$452	$121
U.S. statutory capital [2][5]	$9,998	$2,616
U.S. GAAP adjustments:
DAC	771	50
Non-admitted deferred tax assets [3]	153	162
Deferred taxes [4]	(694)	(424)
Goodwill	122	723
Other intangible assets	62	509
Non-admitted assets other than deferred taxes	659	138
Asset valuation and interest maintenance reserve	—	241
Benefit reserves	(61)	(14)
Unrealized gains on investments	520	256
Other, net	1,090	418
U.S. GAAP stockholders’ equity of U.S. insurance entities [5]	12,620	4,675
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,219	—
Total U.S. GAAP stockholders’ equity	$13,839	$4,675

[1]	Statutory net income is for the three months ended March 31, 2020.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

[5]	Excludes insurance operations in the U.K. and continental Europe.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Fixed maturities net unrealized gain	$627	$1,684	$1,768	$1,367	$703
Unrealized loss on fixed maturities with ACL [1]	(2)
OTTI losses recognized in AOCI		(3)	(3)	(3)	(3)
Net gains (losses) on cash flow hedging instruments	53	9	17	11	—
Total net unrealized gain	$678	$1,690	$1,782	$1,375	$700
Foreign currency translation adjustments	26	34	30	34	31
Pension and other postretirement plan adjustments	(1,661)	(1,672)	(1,598)	(1,607)	(1,616)
Total AOCI	$(957)	$52	$214	$(198)	$(885)

[1]
On January 1, 2020, the Company adopted the Financial Accounting Standards Board's updated guidance for recognition and measurement of credit losses on financial instruments. For fixed maturities in an unrealized loss position where an ACL has been recorded, the excess of the present value of expected future cash flows over the fair value, if any, is reflected as a non-credit amount in OCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Written premiums	$3,152	$2,904	$3,057	$2,902	$2,720
Change in unearned premium reserve	113	(169)	4	114	144
Earned premiums	3,039	3,073	3,053	2,788	2,576
Fee income	17	18	17	19	18
Losses and loss adjustment expenses
Current accident year before catastrophes	1,806	1,900	1,867	1,696	1,537
Current accident year catastrophes	74	115	106	138	104
Prior accident year development [1]	23	(42)	(47)	35	(11)
Total losses and loss adjustment expenses	1,903	1,973	1,926	1,869	1,630
Amortization of DAC	420	421	420	375	339
Underwriting expenses	597	625	567	550	495
Amortization of other intangible assets	8	9	8	4	3
Dividends to policyholders	8	6	12	6	6
Underwriting gain*	120	57	137	3	121
Net investment income	334	363	358	348	323
Net realized capital gains (losses)	(173)	52	73	66	143
Loss on reinsurance transaction	—	—	—	(91)	—
Net servicing and other income (expense)	(3)	(10)	(14)	(2)	2
Income before income taxes	278	462	554	324	589
Income tax expense	54	85	106	60	107
Net income	224	377	448	264	482
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	173	(52)	(72)	(65)	(140)
Loss on reinsurance transaction, before tax	—	—	—	91	—
Integration and transaction costs associated with an acquired business, before tax	8	12	19	6	1
Change in loss reserves upon acquisition of a business, before tax	—	—	—	97	—
Change in deferred gain on retroactive reinsurance, before tax [1]	29	16	—	—	—
Income tax expense (benefit) [3]	(44)	7	10	(26)	29
Core earnings	$390	$360	$405	$367	$372
ROE
Net income available to common stockholders [2]	12.7%	16.1%	12.0%	11.6%	15.2%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital gains, excluded from core earnings, before tax	(0.2%)	(3.7%)	(1.6%)	(1.2%)	(1.2%)
Loss on reinsurance transaction, before tax	1.0%	1.0%	1.0%	1.0%	—%
Integration and transaction costs associated with an acquired business, before tax	0.5%	0.4%	0.3%	0.1%	—%
Changes in loss reserves upon acquisition of a business, before tax	1.1%	1.1%	1.1%	1.1%	—%
Change in deferred gain on retroactive reinsurance, before tax [1]	0.5%	0.2%	—%	—%	—%
Income tax expense (benefit) [3]	(0.6%)	0.2%	(0.3%)	(0.3%)	0.1%
Impact of AOCI, excluded from core earnings ROE	0.5%	0.8%	0.8%	0.6%	0.7%
Core earnings [2]	15.5%	16.1%	13.3%	12.9%	14.8%

[1]
For the three months ended March 31, 2020 and December 31, 2019, prior accident year development does not include the benefit of $29 and $16, respectively, for the portion of losses ceded under the Navigators ADC which, under retroactive reinsurance accounting, is a deferred gain that is recognized over the period the ceded losses are recovered in cash from National Indemnity Company ("NICO").

[2]
Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty. For further information, see Appendix, page 33.

[3]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
UNDERWRITING GAIN (LOSS)	$120	$57	$137	$3	$121
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.4	61.8	61.2	60.8	59.7
Current accident year catastrophes	2.4	3.7	3.5	4.9	4.0
Prior accident year development [1]	0.8	(1.4)	(1.5)	1.3	(0.4)
Total losses and loss adjustment expenses	62.6	64.2	63.1	67.0	63.3
Expenses [2] [3]	33.2	33.7	32.0	32.6	31.8
Policyholder dividends	0.3	0.2	0.4	0.2	0.2
Combined ratio	96.1	98.1	95.5	99.9	95.3
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(3.2)	(2.3)	(2.0)	(6.2)	(3.6)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	(1.1)	—
Underlying combined ratio *	92.9	95.8	93.6	92.6	91.7

[1]	See [1] on page 8 for discussion related to the deferred gain on retroactive reinsurance.

[2]	Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

[3]
The three months ended March 31, 2020 included a $18 before-tax increase in the allowance for credit losses (ACL) on premiums receivable due to the economic impacts of COVID-19 representing 0.6 points of the expense ratio.

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
UNFAVORABLE (FAVORABLE) PRIOR ACCIDENT YEAR DEVELOPMENT
Auto liability - Commercial Lines	$5	$—	$25	$2	$—
Auto liability - Personal Lines	(6)	(10)	(23)	—	(5)
Homeowners	(2)	3	(1)	—	1
Marine	—	—	(2)	10	—
Professional liability	1	(3)	(1)	33	—
Package business	1	(15)	(23)	(14)	5
General liability	12	(1)	19	37	6
Bond	—	(1)	(2)	—	—
Assumed Reinsurance	—	—	—	3	—
Commercial property	(7)	5	(1)	(13)	(2)
Workers’ compensation	(17)	(30)	(40)	(30)	(20)
Workers' compensation discount accretion	9	8	8	9	8
Catastrophes	(13)	(15)	(5)	(14)	(8)
Uncollectible reinsurance	—	(30)	—	—	—
Other reserve re-estimates	11	31	(1)	12	4
Prior accident year development before change in deferred gain	(6)	(58)	(47)	35	(11)
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	29	16	—	—	—
Total prior accident year development	$23	$(42)	$(47)	$35	$(11)
[1] See [1] on page 8 for discussion related to the deferred gain on retroactive reinsurance. For the three months ended March 31, 2020, the $29 of adverse development due to the increase in the deferred gain primarily included increased reserves for marine and, to a lesser extent, prior accident year catastrophes.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Written premiums	$2,408	$2,190	$2,235	$2,078	$1,949
Change in unearned premium reserve	143	(86)	(15)	91	172
Earned premiums	2,265	2,276	2,250	1,987	1,777
Fee income	8	9	8	9	9
Losses and loss adjustment expenses
Current accident year before catastrophes	1,343	1,361	1,336	1,179	1,037
Current accident year catastrophes	55	89	74	90	70
Prior accident year development [1]	41	(37)	(19)	22	(10)
Total losses and loss adjustment expenses	1,439	1,413	1,391	1,291	1,097
Amortization of DAC	356	356	356	310	274
Underwriting expenses	443	461	410	392	337
Amortization of other intangible assets	7	7	7	2	2
Dividends to policyholders	8	6	12	6	6
Underwriting gain (loss)	20	42	82	(5)	70
Net servicing income (loss)	1	(1)	2	2	(1)
Net investment income	277	298	291	281	259
Net realized capital gains (losses)	(143)	42	60	54	115
Loss on reinsurance transaction	—	—	—	(91)	—
Other expenses	(6)	(11)	(20)	(6)	(1)
Income before income taxes	149	370	415	235	442
Income tax expense	28	68	79	44	79
Net income	121	302	336	191	363
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	143	(42)	(59)	(54)	(113)
Integration and transaction costs associated with an acquired business, before tax	8	12	19	6	1
Change in loss reserves upon acquisition of a business, before tax	—	—	—	97	—
Change in deferred gain on retroactive reinsurance, before tax [1]	29	16	—	—	—
Loss on reinsurance transaction, before tax	—	—	—	91	—
Income tax expense (benefit) [2]	(39)	4	7	(27)	23
Core earnings	$262	$292	$303	$304	$274

[1]	See [1] on page 8 for discussion related to the deferred gain on retroactive reinsurance.
[2] Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Auto liability	$5	$—	$25	$2	$—
Professional liability	1	(3)	(1)	33	—
Package business	1	(15)	(23)	(14)	5
General liability	12	(1)	19	37	6
Marine	—	—	(2)	10	—
Bond	—	(1)	(2)	—	—
Assumed Reinsurance	—	—	—	3	—
Commercial property	(7)	5	(1)	(13)	(2)
Workers’ compensation	(17)	(30)	(40)	(30)	(20)
Workers' compensation discount accretion	9	8	8	9	8
Catastrophes	(5)	(7)	(5)	(16)	(12)
Uncollectible reinsurance	—	(5)	—	—	—
Other reserve re-estimates [1]	13	(4)	3	1	5
Prior accident year development before change in deferred gain	12	(53)	(19)	22	(10)
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	29	16	—	—	—
Total prior accident year development	$41	$(37)	$(19)	$22	$(10)

[1]	For the three months ended March 31, 2020, other reserve re-estimates, net, primarily included an increase in reserves on pool participations

[2]
See [1] on page 8 for discussion related to the deferred gain on retroactive reinsurance. For the three months ended March 31, 2020, the $29 of adverse development due to the increase in the deferred gain primarily included increased reserves for marine and, to a lesser extent, prior accident year catastrophes.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
UNDERWRITING GAIN (LOSS)	$20	$42	$82	$(5)	$70
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.3	59.8	59.4	59.3	58.4
Current accident year catastrophes	2.4	3.9	3.3	4.5	3.9
Prior accident year development [1]	1.8	(1.6)	(0.8)	1.1	(0.6)
Total losses and loss adjustment expenses	63.5	62.1	61.8	65.0	61.7
Expenses [2] [3]	35.2	35.8	34.0	35.0	34.0
Policyholder dividends	0.4	0.3	0.5	0.3	0.3
Combined ratio [4]	99.1	98.2	96.4	100.3	96.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(4.2)	(2.3)	(2.5)	(5.6)	(3.3)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	(1.5)	—
Underlying combined ratio	94.9	95.9	93.9	93.2	92.7

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	93.2	93.0	86.6	89.2	92.4
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(2.6)	(4.4)	(1.9)	(5.6)	(3.4)
Prior accident year development	(1.3)	3.1	3.2	4.3	(0.1)
Underlying combined ratio	89.3	91.7	87.9	87.8	88.9
MIDDLE & LARGE COMMERCIAL
Combined ratio	103.8	100.5	107.3	105.8	103.0
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.6)	(4.2)	(5.4)	(4.1)	(5.0)
Prior accident year development	0.2	1.1	(2.4)	(0.7)	0.2
Underlying combined ratio	100.4	97.4	99.6	100.9	98.1
GLOBAL SPECIALTY
Combined ratio [1] [4]	102.2	104.5	97.9	120.4	85.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(0.6)	(2.7)	(2.9)	(2.3)	(2.3)
Prior accident year development [1]	(5.2)	(1.1)	1.1	(18.2)	5.9
Current accident year change in loss reserves upon acquisition of a business	—	—	—	(9.1)	—
Underlying combined ratio	96.4	100.8	96.2	90.7	89.4

[1]	See [1] on page 8 for discussion related to the deferred gain on retroactive reinsurance.

[2]	Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

[3]
The three months ended March 31, 2020 included a $17 before-tax increase in the allowance for credit losses (ACL) on premiums receivable due to the economic impacts of COVID-19 representing 0.8 points of the expense ratio.

[4]
For the three months ended March 31, 2020, includes $29 of prior accident year development related to the deferred gain on retroactive reinsurance for the Navigators ADC, representing 1.3 points and 5.3 points of the combined ratio for Commercial Lines and global specialty, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
WRITTEN PREMIUMS
Small Commercial	$1,011	$881	$897	$960	$1,010
Middle & Large Commercial	797	779	768	757	757
Middle Market	680	673	675	673	641
National Accounts and Other	117	106	93	84	116
Global Specialty	589	519	559	353	171
U.S.	379	364	376	274	171
International [1]	98	113	115	43	—
Global Re [2]	112	42	68	36	—
Other	11	11	11	8	11
Total	$2,408	$2,190	$2,235	$2,078	$1,949
EARNED PREMIUMS
Small Commercial	$930	$939	$936	$933	$910
Middle & Large Commercial	772	786	765	729	703
Middle Market	673	683	674	637	608
National Accounts and Other	99	103	91	92	95
Global Specialty	552	542	538	314	153
U.S.	374	360	362	241	153
International [1]	112	106	101	44	—
Global Re [2]	66	76	75	29	—
Other	11	9	11	11	11
Total	$2,265	$2,276	$2,250	$1,987	$1,777

U.S. STANDARD COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION [3]
New Business Premium
Small Commercial	$157	$138	$150	$183	$175
Middle Market	$125	$121	$146	$177	$140
Renewal Price Increases [4]
Standard Commercial Lines - Written	3.8%	3.5%	2.9%	2.0%	1.5%
Standard Commercial Lines - Earned	3.1%	2.5%	2.1%	2.0%	2.3%
Policy Count Retention [4]
Small Commercial	84%	83%	83%	83%	84%
Middle Market	77%	77%	83%	81%	81%
Premium Retention [4]
Small Commercial	86%	86%	85%	86%	85%
Middle Market	82%	81%	83%	86%	84%
Policies in Force (in thousands) [4]
Small Commercial	1,291	1,291	1,294	1,291	1,280
Middle Market	62	62	64	64	64

[1]	International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.

[2]	Global Re includes assumed premiums previously written by Navigators Re.

[3]	Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines.

[4]	Middle market disclosures exclude loss sensitive and programs businesses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Written premiums	$744	$714	$822	$824	$771
Change in unearned premium reserve	(30)	(81)	19	23	(28)
Earned premiums	774	795	803	801	799
Fee income	9	9	9	10	9
Losses and loss adjustment expenses
Current accident year before catastrophes	463	539	531	517	500
Current accident year catastrophes	19	26	32	48	34
Prior accident year development	(18)	(17)	(28)	4	(1)
Total losses and loss adjustment expenses	464	548	535	569	533
Amortization of DAC	64	65	64	65	65
Underwriting expenses	151	161	154	155	155
Amortization of other intangible assets	1	2	1	2	1
Underwriting gain (loss)	103	28	58	20	54
Net servicing income	2	2	4	4	3
Net investment income	41	45	46	46	42
Net realized capital gains (losses)	(23)	7	9	8	19
Other income (expense)	—	—	—	(2)	1
Income (loss) before income taxes	123	82	117	76	119
Income tax expense	25	16	23	14	23
Net income	98	66	94	62	96
Adjustments to reconcile net income (loss) to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	23	(7)	(9)	(8)	(18)
Income tax expense (benefit) [1]	(4)	2	2	1	4
Core earnings	$117	$61	$87	$55	$82

[1]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Auto liability	$(6)	$(10)	$(23)	$—	$(5)
Homeowners	(2)	3	(1)	—	1
Catastrophes	(8)	(8)	—	2	4
Other reserve re-estimates, net	(2)	(2)	(4)	2	(1)
Total prior accident year development	$(18)	$(17)	$(28)	$4	$(1)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
UNDERWRITING GAIN (LOSS)	$103	$28	$58	$20	$54
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.8	67.8	66.1	64.5	62.6
Current accident year catastrophes	2.5	3.3	4.0	6.0	4.3
Prior accident year development	(2.3)	(2.1)	(3.5)	0.5	(0.1)
Total losses and loss adjustment expenses	59.9	68.9	66.6	71.0	66.7
Expenses	26.7	27.5	26.2	26.5	26.5
Combined ratio	86.7	96.5	92.8	97.5	93.2
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(0.2)	(1.2)	(0.5)	(6.5)	(4.2)
Underlying combined ratio	86.6	95.3	92.3	91.0	89.1
PRODUCT
Automobile
Combined ratio	89.8	100.3	95.7	97.2	93.1
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(0.3)	(0.6)	(1.2)	(0.9)	(0.6)
Prior accident year development	1.5	2.8	4.2	0.5	1.1
Underlying combined ratio	90.9	102.5	98.8	96.7	93.6
Homeowners
Combined ratio	79.2	87.8	86.5	99.3	93.1
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(7.0)	(9.2)	(10.6)	(17.6)	(12.7)
Prior accident year development	4.0	0.4	0.7	(2.6)	(2.1)
Underlying combined ratio	76.2	79.1	76.6	79.2	78.4

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$627	$590	$690	$692	$643
AARP Agency	57	58	59	60	62
Other Agency	52	58	64	63	58
Other	8	8	9	9	8
Total	$744	$714	$822	$824	$771
EARNED PREMIUMS
AARP Direct	$647	$664	$667	$663	$657
AARP Agency	60	61	62	63	65
Other Agency	60	63	64	66	68
Other	7	7	10	9	9
Total	$774	$795	$803	$801	$799
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$534	$495	$562	$564	$555
Homeowners	210	219	260	260	216
Total	$744	$714	$822	$824	$771
EARNED PREMIUMS
Automobile	$536	$551	$558	$557	$555
Homeowners	238	244	245	244	244
Total	$774	$795	$803	$801	$799

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$58	$47	$58	$59	$56
Homeowners	$17	$16	$21	$20	$16
Renewal Written Price Increases
Automobile	3.1%	3.9%	4.1%	4.8%	5.5%
Homeowners	4.8%	5.1%	5.9%	7.0%	7.9%
Renewal Earned Price Increases
Automobile	4.2%	4.6%	5.1%	5.6%	6.5%
Homeowners	6.1%	7.0%	8.0%	8.9%	9.6%
Policy Count Retention
Automobile	86%	85%	85%	85%	85%
Homeowners	86%	85%	86%	85%	84%
Premium Retention
Automobile	86%	86%	87%	87%	87%
Homeowners	89%	88%	90%	90%	89%
Policies in Force (in thousands)
Automobile	1,410	1,422	1,445	1,465	1,485
Homeowners	868	877	893	903	913

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Written premiums	$—	$—	$—	$—	$—
Change in unearned premium reserve	—	(2)	—	—	—
Earned premiums	—	2	—	—	—
Losses and loss adjustment expenses
Prior accident year development	$—	$12	$—	$9	$—
Total losses and loss adjustment expenses	—	12	—	9	—
Underwriting expenses	3	3	3	3	3
Underwriting loss	(3)	(13)	(3)	(12)	(3)
Net investment income	16	20	21	21	22
Net realized capital gains (losses)	(7)	3	4	4	9
Income before income taxes	6	10	22	13	28
Income tax expense	1	1	4	2	5
Net income	5	9	18	11	23
Adjustments to reconcile net income to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	7	(3)	(4)	(3)	(9)
Income tax expense (benefit) [1]	(1)	1	1	—	2
Core earnings	$11	$7	$15	$8	$16

[1]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Earned premiums	$1,348	$1,345	$1,337	$1,377	$1,364
Fee income	43	45	45	45	45
Net investment income	115	123	121	121	121
Net realized capital gains (losses)	(8)	8	14	7	5
Total revenues	1,498	1,521	1,517	1,550	1,535
Benefits, losses and loss adjustment expenses [1]	1,007	957	983	1,062	1,053
Amortization of DAC	13	13	14	14	13
Insurance operating costs and other expenses	339	343	329	324	315
Amortization of other intangible assets	11	10	10	11	10
Total benefits, losses and expenses	1,370	1,323	1,336	1,411	1,391
Income before income taxes	128	198	181	139	144
Income tax expense	24	39	35	26	26
Net income	104	159	146	113	118
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	8	(7)	(15)	(6)	(5)
Integration and transaction costs associated with acquired business, before tax	5	8	9	10	9
Income tax expense (benefit) [2]	(2)	1	1	(2)	—
Core earnings	$115	$161	$141	$115	$122
Margin
Net income margin	6.9%	10.5%	9.6%	7.3%	7.7%
Core earnings margin*	7.8%	10.6%	9.4%	7.5%	8.0%
ROE
Net income available to common stockholders [3]	13.4%	14.2%	12.9%	11.2%	11.1%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.6%)	(1.0%)	(0.1%)	0.4%	0.6%
Integration and transaction costs associated with acquired business, before tax	0.9%	1.1%	1.2%	1.3%	1.4%
Income tax benefit [2]	(0.1%)	—%	(0.4%)	(0.1%)	(0.1%)
Impact of AOCI, excluded from core earnings ROE	0.6%	0.5%	0.7%	0.5%	0.3%
Core earnings [3]	14.2%	14.8%	14.3%	13.3%	13.3%

[1]
The three months ended March 31, 2020 included $16 of incurred losses arising from the Coronavirus Disease 2019 ("COVID-19") pandemic, including losses from short-term disability and New York paid family leave claims.

[2]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

[3]
Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
PREMIUMS
Fully insured ongoing premiums
Group disability	$660	$657	$652	$679	$659
Group life	605	620	621	633	641
Other [1]	58	67	64	61	62
Total fully insured ongoing premiums	1,323	1,344	1,337	1,373	1,362
Total buyouts [2]	25	1	—	4	2
Total premiums	$1,348	$1,345	$1,337	$1,377	$1,364
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$213	$43	$29	$48	$219
Group life	136	16	30	43	143
Other [1]	36	8	15	8	45
Total fully insured ongoing sales	385	67	74	99	407
Total buyouts [2]	25	1	—	4	2
Total sales	$410	$68	$74	$103	$409
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	71.5%	62.0%	64.4%	72.9%	69.6%
Group life loss ratio	74.6%	78.1%	80.8%	77.8%	81.3%
Total loss ratio	71.9%	68.8%	71.1%	74.6%	74.7%
Expense ratio [3]	26.2%	25.8%	24.9%	23.9%	23.4%

[1]	Includes other group coverages such as retiree health insurance, critical illness, accident, hospital indemnity and participant accident coverages.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts. The three months ended March 31, 2020 included buyout premiums from one large account.

[3]	Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Investment management fees	$178	$185	$183	$180	$171
Shareholder servicing fees	22	22	22	21	21
Other revenue	48	51	50	52	48
Net realized capital gains (losses)	(11)	2	1	—	2
Total revenues	237	260	256	253	242
Sub-advisory expense	64	67	67	65	62
Employee compensation and benefits	32	28	26	28	32
Distribution and service	80	83	84	84	81
General, administrative and other [1]	17	31	28	29	30
Total expenses	193	209	205	206	205
Income before income taxes	44	51	51	47	37
Income tax expense	8	10	11	9	7
Net income	$36	$41	$40	$38	$30
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	11	(1)	(1)	—	(2)
Income tax benefit [2]	(3)	—	—	—	—
Core earnings	$44	$40	$39	$38	$28
Daily average Hartford Funds AUM	$119,632	$121,709	$119,738	$117,875	$112,210
Return on assets (bps, net of tax) [3]
Net income	12.0	13.0	13.3	12.9	10.9
Core earnings*	14.7	12.7	12.9	12.9	10.3
ROE
Net income available to common stockholders [4]	50.2%	49.7%	48.0%	49.7%	51.3%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains) excluded from core earnings, before tax	3.0%	(1.4%)	—%	0.4%	0.7%
Income tax benefit [2]	(1.0%)	—%	(0.3%)	(0.4%)	(0.4%)
Impact of AOCI, excluded from core earnings ROE	(0.7%)	(0.5%)	(0.6%)	(0.6%)	(0.4%)
Core earnings [4]	51.5%	47.8%	47.1%	49.1%	51.2%

[1]	The three months ended March 31, 2020 included a $12 reduction in contingent consideration payable related to the 2016 acquisition of Lattice Strategies.

[2]	Represents federal income tax benefit related to before tax items not included in core earnings.

[3]	Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.

[4]
Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Equity Funds
Beginning balance	$71,629	$66,999	$68,474	$66,158	$56,986
Sales	5,313	2,888	3,003	3,761	4,358
Redemptions	(5,701)	(3,554)	(3,867)	(4,153)	(3,893)
Net flows	(388)	(666)	(864)	(392)	465
Change in market value and other	(16,165)	5,296	(611)	2,708	8,707
Ending balance	$55,076	$71,629	$66,999	$68,474	$66,158
Fixed Income Funds
Beginning balance	$16,130	$15,685	$15,569	$15,070	$14,467
Sales	1,782	1,421	1,420	1,274	1,314
Redemptions	(2,632)	(1,122)	(1,491)	(1,121)	(1,138)
Net flows	(850)	299	(71)	153	176
Change in market value and other	(722)	146	187	346	427
Ending balance	$14,558	$16,130	$15,685	$15,569	$15,070
Multi-Strategy Investments Funds [1]
Beginning balance	$21,332	$20,429	$20,095	$19,540	$18,233
Sales	1,026	952	776	672	640
Redemptions	(1,145)	(825)	(768)	(823)	(869)
Net flows	(119)	127	8	(151)	(229)
Change in market value and other	(2,806)	776	326	706	1,536
Ending balance	$18,407	$21,332	$20,429	$20,095	$19,540
Exchange-traded Products ("ETP") AUM
Beginning balance	$3,442	$2,847	$2,751	$2,457	$1,871
Net flows	(67)	458	127	285	462
Change in market value and other	(801)	137	(31)	9	124
Ending balance	$2,574	$3,442	$2,847	$2,751	$2,457
Mutual Fund and ETP AUM
Beginning balance	$112,533	$105,960	$106,889	$103,225	$91,557
Sales - mutual fund	8,121	5,261	5,199	5,707	6,312
Redemptions - mutual fund	(9,478)	(5,501)	(6,126)	(6,097)	(5,900)
Net flows - ETP	(67)	458	127	285	462
Net flows - mutual fund and ETP	(1,424)	218	(800)	(105)	874
Change in market value and other	(20,494)	6,355	(129)	3,769	10,794
Ending balance	90,615	112,533	105,960	106,889	103,225
Talcott Resolution life and annuity separate account AUM [2]	11,538	14,425	14,021	14,412	14,364
Hartford Funds AUM	$102,153	$126,958	$119,981	$121,301	$117,589

[1]	Includes balanced, allocation, and alternative investment products.

[2]	Represents AUM of the the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Fee income	$13	$12	$14	$11	$13
Earned premiums [1]	4	5	4	1	—
Other revenue [2]	(2)	23	20	9	34
Net investment income	9	15	10	17	24
Net realized capital gains (losses)	(39)	1	1	7	13
Total revenues	(15)	56	49	45	84
Benefits, losses and loss adjustment expenses [3]	6	9	5	3	2
Insurance operating costs and other expenses	21	17	20	33	13
Loss on extinguishment of debt	—	—	90	—	—
Interest expense	64	65	67	63	64
Total expenses	91	91	182	99	79
Income (loss) before income taxes	(106)	(35)	(133)	(54)	5
Income tax expense (benefit)	(15)	(6)	(34)	(11)	5
Net income (loss)	(91)	(29)	(99)	(43)	—
Preferred stock dividends	5	5	11	—	5
Net loss available to common stockholders	(96)	(34)	(110)	(43)	(5)
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	40	(2)	—	(8)	(13)
Loss on extinguishment of debt, before tax	—	—	90	—	—
Transaction costs, before tax [4]	—	1	1	15	—
Income tax expense (benefit) [5]	(8)	(4)	(18)	1	3
Core losses	$(64)	$(39)	$(37)	$(35)	$(15)

[1]
Includes earned premiums for Y-Risk that were formerly reported in "Other revenue". All periods presented have been updated for this presentation. See [3] on page 4 for more information regarding Y-Risk.

[2]
The three months ended March 31, 2020 and 2019 includes $(4) and $28, respectively, of income (loss) before tax from the Company's retained 9.7% equity interest in the limited partnership that acquired the life and annuity business sold in May 2018.

[3]	Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.

[4]	Related to transaction costs incurred in connection with the acquisition of Navigators Group that are included in insurance operating costs and other expenses.

[5]	Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net Investment Income
Fixed maturities [1]
Taxable	$298	$319	$306	$296	$284
Tax-exempt	79	81	86	90	97
Total fixed maturities	377	400	392	386	381
Equity securities	12	15	12	12	7
Mortgage loans	42	47	37	41	40
Limited partnerships and other alternative investments [2]	58	51	65	60	56
Other [3]	(12)	11	5	7	9
Subtotal	477	524	511	506	493
Investment expense	(18)	(21)	(21)	(18)	(23)
Total net investment income	$459	$503	$490	$488	$470
Annualized investment yield, before tax [4]	3.7%	4.0%	4.0%	4.2%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	13.2%	11.9%	15.3%	13.9%	13.4%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.3%	3.8%	3.6%	3.8%	3.7%
Annualized investment yield, net of tax [4]	3.0%	3.3%	3.3%	3.4%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	2.7%	3.1%	3.0%	3.1%	3.1%
Average reinvestment rate [5]	2.9%	3.1%	3.1%	3.5%	4.1%
Average sales/maturities yield [6]	3.3%	3.8%	4.1%	4.0%	4.1%
Portfolio duration (in years) [7]	4.8	5.0	4.9	4.9	4.8

[1]	Includes income on short-term investments.

[2]	Other alternative investments include an insurer-owned life insurance policy, which is invested in hedge funds and other investments.

[3]	Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term investments.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net Investment Income
Fixed maturities [1]
Taxable	$216	$232	$218	$201	$182
Tax-exempt	58	59	65	68	73
Total fixed maturities	274	291	283	269	255
Equity securities	10	9	9	8	5
Mortgage loans	29	32	26	28	27
Limited partnerships and other alternative investments [2]	48	38	52	50	46
Other [3]	(14)	9	3	7	7
Subtotal	347	379	373	362	340
Investment expense	(13)	(16)	(15)	(14)	(17)
Total net investment income	$334	$363	$358	$348	$323
Annualized investment yield, before tax [4]	3.6%	4.0%	4.0%	4.2%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	13.1%	10.6%	14.6%	13.9%	13.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.2%	3.7%	3.6%	3.8%	3.8%
Annualized investment yield, net of tax [4]	3.0%	3.3%	3.3%	3.5%	3.6%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.7%	3.1%	3.0%	3.2%	3.2%
Average reinvestment rate [5]	2.9%	3.0%	3.1%	3.5%	4.1%
Average sales/maturities yield [6]	3.2%	3.8%	4.1%	3.9%	4.1%
Portfolio duration (in years) [7]	4.7	4.8	4.8	4.8	4.9
Footnotes [1] through [7] are explained on page 25.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net Investment Income
Fixed maturities [1]
Taxable	$76	$79	$81	$81	$81
Tax-exempt	19	20	20	20	22
Total fixed maturities	95	99	101	101	103
Equity securities	1	—	1	1	—
Mortgage loans	13	15	11	13	13
Limited partnerships and other alternative investments [2]	10	13	13	10	10
Other [3]	1	1	1	—	1
Subtotal	120	128	127	125	127
Investment expense	(5)	(5)	(6)	(4)	(6)
Total net investment income	$115	$123	$121	$121	$121
Annualized investment yield, before tax [4]	4.0%	4.3%	4.2%	4.2%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	14.0%	18.2%	19.0%	14.0%	15.6%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.7%	3.9%	3.8%	3.9%	3.9%
Annualized investment yield, net of tax [4]	3.3%	3.5%	3.4%	3.4%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.0%	3.2%	3.1%	3.2%	3.2%
Average reinvestment rate [5]	3.2%	3.3%	3.4%	3.8%	4.0%
Average sales/maturities yield [6]	4.0%	4.1%	4.3%	4.2%	4.0%
Portfolio duration (in years) [7]	5.9	6.1	6.0	5.9	5.8
Footnotes [1] through [7] are explained on page 25.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED
Net Investment Income by Segment	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net Investment Income
Commercial Lines	$277	$298	$291	$281	$259
Personal Lines	41	45	46	46	42
P&C Other Operations	16	20	21	21	22
Total Property & Casualty	334	363	358	348	323
Group Benefits	115	123	121	121	121
Hartford Funds	1	2	1	2	2
Corporate	9	15	10	17	24
Total net investment income by segment	$459	$503	$490	$488	$470

	THREE MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Total Property & Casualty	$48	$38	$52	$50	$46
Group Benefits	10	13	13	10	10
Total net investment income from limited partnerships and other alternative investments [1]	$58	$51	$65	$60	$56

[1]	Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net Realized Capital Gains (Losses)
Gross gains on sales	$78	$44	$77	$69	$44
Gross losses on sales	(8)	(12)	(4)	(19)	(21)
Equity securities [1]	(386)	73	19	30	132
Change in ACL on fixed maturities, AFS [2]	(12)
Change in ACL on mortgage loans [2]	(2)
Intent-to-sell impairments	(5)	—	—	—	—
Net impairment losses		—	(1)	—	(2)
Valuation allowances on mortgage loans		—	—	1	—
Other net gains (losses) [3]	104	(42)	(2)	(1)	10
Total net realized capital gains (losses)	(231)	63	89	80	163
Net realized capital gains, included in core earnings, before tax	(1)	(1)	(1)	(1)	(3)
Total net realized capital gains (losses) excluded from core earnings, before tax	(232)	62	88	79	160
Income tax benefit (expense) related to net realized capital gains (losses) excluded from core earnings	48	(11)	(18)	(18)	(34)
Total net realized capital gains (losses) excluded from core earnings, after tax	$(184)	$51	$70	$61	$126

[1]	Includes all changes in fair value and trading gains and losses for equity securities.

[2]	Represents the change in ACL recorded during first quarter 2020 following the adoption of accounting guidance for credit losses on January 1, 2020.

[3]
Includes changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation. The three months ended March 31, 2020 included $75 of realized gains on terminated derivatives used to hedge against a decline in equity market levels.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Mar 31 2020		Dec 31 2019		Sept 30 2019		Jun 30 2019		Mar 31 2019
	Amount [1]	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Total investments	$50,359	100.0%	$53,030	100.0%	$52,577	100.0%	$50,769	100.0%	$47,895	100.0%
Asset-backed securities	$1,348	3.4%	$1,476	3.5%	$1,337	3.1%	$1,029	2.5%	$968	2.6%
Collateralized loan obligations	1,989	5.0%	2,183	5.2%	2,158	5.1%	1,925	4.7%	1,438	3.9%
Commercial mortgage-backed securities	4,302	10.6%	4,338	10.3%	4,254	10.1%	3,905	9.5%	3,568	9.7%
Corporate	16,798	41.8%	17,396	41.4%	17,801	42.0%	16,748	40.7%	14,403	39.1%
Foreign government/government agencies	1,063	2.6%	1,123	2.7%	1,117	2.6%	1,072	2.6%	882	2.4%
Municipal [2]	9,497	23.6%	9,498	22.5%	9,895	23.4%	10,278	25.0%	10,346	28.1%
Residential mortgage-backed securities	4,086	10.2%	4,869	11.4%	4,732	11.1%	4,566	11.0%	3,548	9.7%
U.S. Treasuries	1,122	2.8%	1,265	3.0%	1,095	2.6%	1,643	4.0%	1,666	4.5%
Total fixed maturities, available-for-sale	$40,205	100.0%	$42,148	100.0%	$42,389	100.0%	$41,166	100.0%	$36,819	100.0%
U.S. government/government agencies	$5,126	12.8%	$5,644	13.4%	$5,588	13.2%	$5,714	13.9%	$4,847	13.2%
AAA	6,395	15.9%	6,617	15.7%	6,360	15.0%	6,214	15.1%	6,160	16.7%
AA	7,755	19.3%	8,146	19.3%	8,202	19.4%	7,890	19.1%	7,016	19.0%
A	10,541	26.2%	10,843	25.7%	10,894	25.7%	10,552	25.6%	8,871	24.1%
BBB	8,962	22.3%	9,530	22.6%	9,850	23.2%	9,246	22.5%	8,530	23.2%
BB	974	2.4%	877	2.1%	994	2.3%	1,076	2.6%	926	2.5%
B	408	1.0%	456	1.1%	463	1.1%	445	1.1%	429	1.2%
CCC	35	0.1%	26	0.1%	29	0.1%	27	0.1%	29	0.1%
CC & below	9	—%	9	—%	9	—%	2	—%	11	—%
Total fixed maturities, available-for-sale	$40,205	100.0%	$42,148	100.0%	$42,389	100.0%	$41,166	100.0%	$36,819	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

[2]	Primarily comprised of $7.0 billion in Property & Casualty, $2.3 billion in Group Benefits, and $0.2 billion in Corporate as of March 31, 2020.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
MARCH 31, 2020

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$4,482	$4,514	9.0%
Technology and communications	2,540	2,702	5.4%
Consumer non-cyclical	2,562	2,629	5.2%
Utilities	2,010	2,044	4.1%
Capital goods	1,589	1,589	3.2%
Energy [1]	1,520	1,333	2.6%
Consumer cyclical	1,120	1,104	2.2%
Transportation	719	720	1.4%
Basic industry	621	596	1.2%
Other	736	722	1.4%
Total	$17,899	$17,953	35.7%
Top Ten Exposures by Issuer [2]
Wells Fargo & Company	$223	$224	0.5%
Commonwealth of Massachusetts	209	221	0.5%
New York State Dormitory Authority	210	220	0.4%
New York City Transitional Finance Authority	210	217	0.4%
IBM Corporation	197	212	0.4%
Bank of America Corporation	195	205	0.4%
Apple Inc.	182	205	0.4%
Comcast Corporation	180	204	0.4%
New York City Municipal Water Finance Authority	191	200	0.4%
Massachusetts St. Development Finance Agency	181	191	0.4%
Total	$1,978	$2,099	4.2%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 90% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, purchase accounting adjustments related to goodwill, other expenses not allocated to the reporting segments and the results of Y-Risk, a business of the Company that provides insurance for businesses in the sharing and on-demand economy. Corporate also includes investment management fees and expenses related to managing third party business, including management of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries ("Talcott Resolution"). Talcott Resolution is the holding company of the life and annuity business that we sold in May 2018. In addition, Corporate includes a 9.7% ownership interest in the legal entity that acquired the life and annuity business sold.
Certain operating and statistical measures for P&C standard commercial lines and for Personal Lines have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include policies in-force, new business, premium retention, policy count retention and renewal earned and written price increases. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period. Renewal earned price increases represent the portions of the prior and current period renewal written price increases that have been earned based on the period of time the underlying renewal policies have been in effect. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consists of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and transaction costs associated with an acquired business.The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines catastrophes. Most of the Company's losses from the COVID-19 pandemic are incurred in the Group Benefits segment.
The Company, along with others in the insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and transaction costs associated with an acquired business) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:

•
Certain realized capital gains and losses - Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.

•
Integration and transaction costs in connection with an acquired business - As transaction costs are incurred upon acquisition of a business and integration costs are completed within a short period after an acquisition, they do not represent ongoing costs of the business.

•	Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.

•
Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.

•
Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.

•
Change in valuation allowance on deferred taxes related to non-core components of pre-tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of pre-tax income, such as tax attributes like capital loss carryforwards.

•
Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.

•
Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and including the full benefit from retroactive reinsurance in core earnings provides greater insight into the economics of the business.

In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income available to common stockholders, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share (defined as "net income (loss) per share") is the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net Income available to common stockholders per share	0.75	1.51	1.45	1.03	1.74
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized capital losses (gains), excluded from core earnings, before tax	0.65	(0.17)	(0.24)	(0.22)	(0.44)
Loss on extinguishment of debt, before tax	—	—	0.25	—	—
Loss on reinsurance transactions, before tax	—	—	—	0.25	—
Integration and transaction costs associated with an acquired business, before tax	0.04	0.06	0.08	0.09	0.03
Change in loss reserves upon acquisition of a business, before tax	—	—	—	0.27	—
Change in deferred gain on retroactive reinsurance, before tax	0.08	0.04	—	—	—
Income tax expense (benefit) on items excluded from core earnings	(0.17)	0.01	(0.02)	(0.08)	0.08
Core earnings per share	1.35	1.45	1.52	1.34	1.41
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measures. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net Income available to common stockholders per diluted share	0.74	1.49	1.43	1.02	1.71
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized capital losses (gains), excluded from core earnings, before tax	0.64	(0.17)	(0.24)	(0.22)	(0.44)
Loss on extinguishment of debt, before tax	—	—	0.25	—	—
Loss on reinsurance transactions, before tax	—	—	—	0.25	—
Integration and transaction costs associated with an acquired business, before tax	0.04	0.06	0.08	0.08	0.03
Change in loss reserves upon acquisition of a business, before tax	—	—	—	0.27	—
Change in deferred gain on retroactive reinsurance, before tax	0.08	0.04	—	—	—
Income tax expense (benefit) on items excluded from core earnings	(0.16)	0.01	(0.02)	(0.07)	0.09
Core earnings per diluted share	1.34	1.43	1.50	1.33	1.39
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.

Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net income ROE	11.8%	14.4%	12.0%	11.8%	13.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized capital gains, excluded from core earnings, before tax	—%	(2.7%)	(1.1%)	(0.7%)	(0.5%)
Loss on extinguishment of debt, before tax	0.6%	0.6%	0.6%	—%	—%
Loss on reinsurance transaction, before tax	0.6%	0.6%	0.6%	0.7%	—%
Integration and transaction costs associated with an acquired business, before tax	0.6%	0.6%	0.6%	0.5%	0.3%
Changes in loss reserves upon acquisition of a business, before tax	0.7%	0.7%	0.7%	0.7%	—%
Change in deferred gain on retroactive reinsurance, before tax	0.3%	0.1%	—%	—%	—%
Income tax benefit on items not included in core earnings	(0.6%)	—%	(0.7%)	(0.5%)	(0.3%)
Income from discontinued operations, net of tax	—%	—%	—%	—%	(1.1%)
Impact of AOCI, excluded from denominator of core earnings ROE	(0.7%)	(0.7%)	(0.4%)	(0.8%)	(0.4%)
Core earnings ROE	13.3%	13.6%	12.3%	11.7%	11.5%
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that the measure underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)-This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.

PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net income	$224	$377	$448	$264	$482
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(334)	(363)	(358)	(348)	(323)
Net realized capital losses (gains)	173	(52)	(73)	(66)	(143)
Net servicing and other expense (income)	3	10	14	2	(2)
Loss on reinsurance transaction	—	—	—	91	—
Income tax expense	54	85	106	60	107
Underwriting gain	120	57	137	3	121
Current accident year catastrophes	74	115	106	138	104
Prior accident year development	23	(42)	(47)	35	(11)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	29	—
Underlying underwriting gain	$217	$130	$196	$205	$214
COMMERCIAL LINES

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net income	$121	$302	$336	$191	$363
Adjustments to reconcile net income to underlying underwriting gain:
Net servicing loss (income)	(1)	1	(2)	(2)	1
Net investment income	(277)	(298)	(291)	(281)	(259)
Net realized capital losses (gains)	143	(42)	(60)	(54)	(115)
Other expense	6	11	20	6	1
Loss on reinsurance transaction	—	—	—	91	—
Income tax expense	28	68	79	44	79
Underwriting gain (loss)	20	42	82	(5)	70
Current accident year catastrophes	55	89	74	90	70
Prior accident year development	41	(37)	(19)	22	(10)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	29	—
Underlying underwriting gain	$116	$94	$137	$136	$130

PERSONAL LINES

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net income (loss)	$98	$66	$94	$62	$96
Adjustments to reconcile net income (loss) to underlying underwriting gain:
Net servicing income	(2)	(2)	(4)	(4)	(3)
Net investment income	(41)	(45)	(46)	(46)	(42)
Net realized capital losses (gains)	23	(7)	(9)	(8)	(19)
Other expense (income)	—	—	—	2	(1)
Income tax expense	25	16	23	14	23
Underwriting gain	103	28	58	20	54
Current accident year catastrophes	19	26	32	48	34
Prior accident year development	(18)	(17)	(28)	4	(1)
Underlying underwriting gain	$104	$37	$62	$72	$87
P&C OTHER OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net income	$5	$9	$18	$11	$23
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net investment income	(16)	(20)	(21)	(21)	(22)
Net realized capital gains (losses)	7	(3)	(4)	(4)	(9)
Income tax expense	1	1	4	2	5
Underwriting loss	(3)	(13)	(3)	(12)	(3)
Prior accident year development	—	12	—	9	—
Underlying underwriting loss	(3)	(1)	(3)	(3)	(3)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The underlying combined ratio represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes and current accident year change in loss reserves upon acquisition of a business. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 9, 12 and 16, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net income margin	6.9%	10.5%	9.6%	7.3%	7.7%
Adjustments to reconcile net income margin to core earnings margin:
Net realized capital losses (gains) excluded from core earnings, before tax	0.6%	(0.5)%	(0.9)%	(0.4)%	(0.3)%
Integration and transaction costs associated with acquired business, before tax	0.3%	0.5%	0.6%	0.7%	0.6%
Income tax expense (benefit)	(0.1)%	0.1%	0.1%	(0.1)%	—%
Impact of excluding buyouts from denominator of core earnings margin	0.1%	—%	—%	—%	—%
Core earnings margin	7.8%	10.6%	9.4%	7.5%	8.0%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Return on Assets ("ROA")	12.0	13.0	13.3	12.9	10.9
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized capital losses, excluded from core earnings, before tax	3.7	(0.3)	(0.4)	—	(0.6)
Effect of income tax expense	(1.0)	—	—	—	—
Return on Assets ("ROA"), core earnings	14.7	12.7	12.9	12.9	10.3

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Total net investment income	$459	$503	$490	$488	$470
Adjustment for gain from limited partnerships and other alternative investments ("Limited Partnerships")	(58)	(51)	(65)	(60)	(56)
Net investment income excluding limited partnerships and other alternative investments	$401	$452	$425	$428	$414
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Total net investment income	$334	$363	$358	$348	$323
Adjustment for gain from limited partnerships and other alternative investments	(48)	(38)	(52)	(50)	(46)
Net investment income excluding limited partnerships and other alternative investments	$286	$325	$306	$298	$277
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Total net investment income	$115	$123	$121	$121	$121
Adjustment for gain from limited partnerships and other alternative investments	(10)	(13)	(13)	(10)	(10)
Net investment income excluding limited partnerships and other alternative investments	$105	$110	$108	$111	$111

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Annualized investment yield	3.7%	4.0%	4.0%	4.2%	4.1%
Adjustment for gain from limited partnerships and other alternative investments	(0.4)%	(0.2)%	(0.4)%	(0.4)%	(0.4)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.3%	3.8%	3.6%	3.8%	3.7%
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Annualized investment yield	3.6%	4.0%	4.0%	4.2%	4.2%
Adjustment for gain from limited partnerships and other alternative investments	(0.4)%	(0.3)%	(0.4)%	(0.4)%	(0.4)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.2%	3.7%	3.6%	3.8%	3.8%
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Annualized investment yield	4.0%	4.3%	4.2%	4.2%	4.2%
Adjustment for gain from limited partnerships and other alternative investments	(0.3)%	(0.4)%	(0.4)%	(0.3)%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.9%	3.8%	3.9%	3.9%